Exhibit 24.1

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Charles D. Gill, Gregory J. Hayes, and David R. Whitehouse, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to effect

(i)	the registration of up to 20,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Savings Plan;

(ii)	the registration of up to 10,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Represented Employee Savings Plan; and

(iii)	the registration of up to 1,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Puerto Rico Savings Plan;

including, with respect to such registration, signing and filing a registration statement on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments (including post-effective amendments) and supplements to such registration statement, and any registration statement relating to the offering made pursuant to such registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as part of or in connection with said registration statement or any amendments or supplements thereto; granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of September, 2019.

 /s/ LLOYD J. AUSTIN III
Lloyd J. Austin III

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Charles D. Gill, Gregory J. Hayes, and David R. Whitehouse, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to effect

(i)	the registration of up to 20,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Savings Plan;

(ii)	the registration of up to 10,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Represented Employee Savings Plan; and

(iii)	the registration of up to 1,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Puerto Rico Savings Plan;

including, with respect to such registration, signing and filing a registration statement on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments (including post-effective amendments) and supplements to such registration statement, and any registration statement relating to the offering made pursuant to such registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as part of or in connection with said registration statement or any amendments or supplements thereto; granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of September, 2019.

 /s/ DIANE M. BRYANT
Diane M. Bryant

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Charles D. Gill, Gregory J. Hayes, and David R. Whitehouse, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to effect

(i)	the registration of up to 20,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Savings Plan;

(ii)	the registration of up to 10,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Represented Employee Savings Plan; and

(iii)	the registration of up to 1,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Puerto Rico Savings Plan;

including, with respect to such registration, signing and filing a registration statement on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments (including post-effective amendments) and supplements to such registration statement, and any registration statement relating to the offering made pursuant to such registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as part of or in connection with said registration statement or any amendments or supplements thereto; granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of September, 2019.

 /s/ JOHN V. FARACI
John V. Faraci

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Charles D. Gill, Gregory J. Hayes, and David R. Whitehouse, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to effect

(i)	the registration of up to 20,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Savings Plan;

(ii)	the registration of up to 10,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Represented Employee Savings Plan; and

(iii)	the registration of up to 1,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Puerto Rico Savings Plan;

including, with respect to such registration, signing and filing a registration statement on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments (including post-effective amendments) and supplements to such registration statement, and any registration statement relating to the offering made pursuant to such registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as part of or in connection with said registration statement or any amendments or supplements thereto; granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of September, 2019.

 /s/ JEAN-PIERRE GARNIER
Jean-Pierre Garnier

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Charles D. Gill, Gregory J. Hayes, and David R. Whitehouse, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to effect

(i)	the registration of up to 20,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Savings Plan;

(ii)	the registration of up to 10,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Represented Employee Savings Plan; and

(iii)	the registration of up to 1,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Puerto Rico Savings Plan;

including, with respect to such registration, signing and filing a registration statement on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments (including post-effective amendments) and supplements to such registration statement, and any registration statement relating to the offering made pursuant to such registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as part of or in connection with said registration statement or any amendments or supplements thereto; granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of September, 2019.

 /s/ GREGORY J. HAYES
Gregory J. Hayes

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Charles D. Gill, Gregory J. Hayes, and David R. Whitehouse, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to effect

(i)	the registration of up to 20,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Savings Plan;

(ii)	the registration of up to 10,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Represented Employee Savings Plan; and

(iii)	the registration of up to 1,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Puerto Rico Savings Plan;

including, with respect to such registration, signing and filing a registration statement on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments (including post-effective amendments) and supplements to such registration statement, and any registration statement relating to the offering made pursuant to such registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as part of or in connection with said registration statement or any amendments or supplements thereto; granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of September, 2019.

 /s/ CHRISTOPHER J. KEARNEY
Christopher J. Kearney

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Charles D. Gill, Gregory J. Hayes, and David R. Whitehouse, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to effect

(i)	the registration of up to 20,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Savings Plan;

(ii)	the registration of up to 10,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Represented Employee Savings Plan; and

(iii)	the registration of up to 1,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Puerto Rico Savings Plan;

including, with respect to such registration, signing and filing a registration statement on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments (including post-effective amendments) and supplements to such registration statement, and any registration statement relating to the offering made pursuant to such registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as part of or in connection with said registration statement or any amendments or supplements thereto; granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of September, 2019.

 /s/ ELLEN J. KULLMAN
Ellen J. Kullman

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Charles D. Gill, Gregory J. Hayes, and David R. Whitehouse, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to effect

(i)	the registration of up to 20,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Savings Plan;

(ii)	the registration of up to 10,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Represented Employee Savings Plan; and

(iii)	the registration of up to 1,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Puerto Rico Savings Plan;

including, with respect to such registration, signing and filing a registration statement on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments (including post-effective amendments) and supplements to such registration statement, and any registration statement relating to the offering made pursuant to such registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as part of or in connection with said registration statement or any amendments or supplements thereto; granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of September, 2019.

 /s/ MARSHALL O. LARSEN
Marshall O. Larsen

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Charles D. Gill, Gregory J. Hayes, and David R. Whitehouse, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to effect

(i)	the registration of up to 20,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Savings Plan;

(ii)	the registration of up to 10,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Represented Employee Savings Plan; and

(iii)	the registration of up to 1,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Puerto Rico Savings Plan;

including, with respect to such registration, signing and filing a registration statement on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments (including post-effective amendments) and supplements to such registration statement, and any registration statement relating to the offering made pursuant to such registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as part of or in connection with said registration statement or any amendments or supplements thereto; granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of September, 2019.

 /s/ HAROLD W. MCGRAW III
Harold W. McGraw III

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Charles D. Gill, Gregory J. Hayes, and David R. Whitehouse, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to effect

(i)	the registration of up to 20,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Savings Plan;

(ii)	the registration of up to 10,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Represented Employee Savings Plan; and

(iii)	the registration of up to 1,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Puerto Rico Savings Plan;

including, with respect to such registration, signing and filing a registration statement on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments (including post-effective amendments) and supplements to such registration statement, and any registration statement relating to the offering made pursuant to such registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as part of or in connection with said registration statement or any amendments or supplements thereto; granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of September, 2019.

 /s/ MARGARET L. O’SULLIVAN
Margaret L. O’Sullivan

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Charles D. Gill, Gregory J. Hayes, and David R. Whitehouse, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to effect

(i)	the registration of up to 20,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Savings Plan;

(ii)	the registration of up to 10,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Represented Employee Savings Plan; and

(iii)	the registration of up to 1,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Puerto Rico Savings Plan;

including, with respect to such registration, signing and filing a registration statement on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments (including post-effective amendments) and supplements to such registration statement, and any registration statement relating to the offering made pursuant to such registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as part of or in connection with said registration statement or any amendments or supplements thereto; granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of September, 2019.

 /s/ DENISE L. RAMOS
Denise L. Ramos

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Charles D. Gill, Gregory J. Hayes, and David R. Whitehouse, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to effect

(i)	the registration of up to 20,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Savings Plan;

(ii)	the registration of up to 10,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Represented Employee Savings Plan; and

(iii)	the registration of up to 1,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Puerto Rico Savings Plan;

including, with respect to such registration, signing and filing a registration statement on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments (including post-effective amendments) and supplements to such registration statement, and any registration statement relating to the offering made pursuant to such registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as part of or in connection with said registration statement or any amendments or supplements thereto; granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of September, 2019.

 /s/ FREDRIC G. REYNOLDS
Fredric G. Reynolds

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Charles D. Gill, Gregory J. Hayes, and David R. Whitehouse, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to effect

(i)	the registration of up to 20,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Savings Plan;

(ii)	the registration of up to 10,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Represented Employee Savings Plan; and

(iii)	the registration of up to 1,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Puerto Rico Savings Plan;

including, with respect to such registration, signing and filing a registration statement on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments (including post-effective amendments) and supplements to such registration statement, and any registration statement relating to the offering made pursuant to such registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as part of or in connection with said registration statement or any amendments or supplements thereto; granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of September, 2019.

 /s/ BRIAN C. ROGERS
Brian C. Rogers